UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 16, 2006
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 16, 2006	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed February 16, 2006

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-
party payors.  Actual results could differ materially
from those suggested by these forward-looking
statements. Further information on potential factors
that could affect the Company’s financial results is
included in the Company’s Form 10-K for the year
ended December 31, 2004, and subsequent filings,
and will be available in the Company’s Form 10-K for
the year ended December 31, 2005, when filed.

Clinical Labs 40%
POLs 7%
Hospitals 53%

©2006 Laboratory Corporation of America Holdings

The Clinical Laboratory Testing
Market - $40 billion Annually

Independent clinical lab share
is $16 billion

Represents 2% to 3% of all
health care spending

Influences /directs
approximately 80% of health
care spending

Rapidly evolving technology,
emphasis on preventative
medicine and aging of
population are all driving
growth

Has grown at a CAGR of
between 5% and 6%

Source:    Company estimates, industry reports and 2004 revenue for LabCorp.

Profile of LabCorp

A leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers a broad range of routine and
esoteric/genomic tests

Conducts testing on more than 360,000
specimens daily

Provides lab services to physicians and other
health care providers

Approximately 24,000 employees nationwide

Primary Testing Locations

Primary LabCorp Testing Locations

Corporate Headquarters

Burlington, NC

LabCorp’s Investment and
Performance Fundamentals

History of Strong Financial
Performance

Significant Cash Generator

Industry leading EBITDA margins

Strong Balance Sheet

Investment Grade Credit Ratings

$3,500.0
$3,250.0
$3,000.0
$2,750.0
$2,500.0
$2,250.0
$2,000.0
$1,750.0
$1,500.0
$2,199.8
$2,507.7
$2,939.4
$3,084.8
$3,327.6
2001
2002
2003
2004
2005

©2006 Laboratory Corporation of America Holdings

Net Sales (in millions)

25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
21.3%
22.5%
24.2%
25.5%
25.4%
2001
2002
2003
2004
2005

©2006 Laboratory Corporation of America® Holdings

EBITDA Margin

$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$1.26
$1.69
$2.11
$2.45
$2.80
2001
2002
2003
2004
2005

©2006 Laboratory Corporation of America Holdings

EPS

(1) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss.

$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$316.0
$444.9
$564.3
$538.1
$574.2
2001
2002
2003
2004
2005

©2006 Laboratory Corporation of America® Holdings

Operating Cash Flow (in millions)

(1) Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(1)

To lead the industry in achieving
long-term growth and profitability
by strengthening our nationwide
core testing business and
expanding our higher-growth,
higher-value esoteric and
genomic businesses.

LabCorp’s Strategy

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Retention

-Licensing/partnerships

-Cancer

-Specimen tracking

-Call center consolidation

-Report improvement

-Acquisitions

-Appropriate prices

-Reduce leakage

-Value of new lab tests

-Customer connectivity

Fourth Quarter Results (in millions, except per share data)

12/31/04

12/31/05

+/(-)

Revenue

$766.5

$822.3

7.3%

EBITDA

(1)

$185.0

$199.5

7.8%

EBITDA Margin

24.1%

24.3%

20

bp

Diluted EPS

(2)

$0.58

$0.67

15.5%

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
Principles, see Company’s 4th quarter 2005 earnings release furnished on Form 8-K on February 16, 2006.

(2) Excluding $0.03 per diluted share impact of restructuring and other special charges in the fourth quarter of 2005.

Full-Year Results (in millions, except per share data)

12/31/04

12/31/05

+/(-)

Revenue

$3,084.8

$3,327.6

7.9%

EBITDA

(1)

$787.8

$845.8

7.4%

EBITDA Margin

25.5%

25.4%

(10

bp)

Diluted EPS

(2)

$2.45

$2.80

14.3%

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted Accounting
Principles, see Company’s 4th quarter 2005 earnings release furnished on Form 8-K on February 16,2006.

(2) Excluding the $0.09 per diluted share impact in 2005 of restructuring and other special charges, and a non-recurring investment loss.

2005 Full-Year Financial
Achievements

Diluted EPS of $2.80 (1)

EBITDA margin of 25.4% of sales

Operating cash flow of $574.2 million

Increased revenues 7.9% (1.1% volume; 6.8%
price)

Repurchased approximately $589 million of
LabCorp stock

Completed US LABS and Esoterix acquisitions

(1) Excluding the $0.09 per diluted share impact of restructuring and other special charges, and a non-recurring investment loss.

Financial Performance

Price & Volumes:  Trends by Payor Type

Client (Physicians)

Patient

Third Party

(MC/MD/Insurance)

Managed Care

Capitated

Fee for service

Total

LabCorp Total

2003

PPA

$

Accessions

millions

$27.07

118.48

34.25

9.95

45.68

32.74

$33.43

31.7

2.5

18.1

12.9

22.7

35.6

87.9

2004

PPA

$

millions

$26.61

123.59

34.84

10.36

46.01

33.67

$33.86

32.7

2.5

18.9

12.8

24.2

37.0

91.1

Accessions

2005

PPA

$

millions

$29.11

135.12

38.49

10.60

47.36

34.98

$36.12

32.1

2.2

19.6

12.9

25.3

38.2

92.1

Accessions

Financial Performance

Revenue Analysis by Business Area

YTD DEC 2004

Revenue

% Accns

Accns

PPA

$Million

to  total

000

$

Genomic

Identity/Gene
Probes

All Genomic

Other Esoteric

Histology

All Genomic/
          Esoteric

Core

Total

$294.4

2,510.3

2.8%

$117.27

168.9

463.3

298.2

205.0

966.5

2,118.3

$3,084.8

3,822.1

6,332.4

7,211.1

2,255.6

15,799.1

75,318.5

91,117.6

4.1%

6.9%

7.9%

2.5%

17.3%

82.7%

100.0%

44.20

73.16

41.35

90.89

61.18

28.12

$33.86

YTD DEC 2005

Revenue

% Accns

Accns

$Million

to  total

000

$331.7

2,868.0

3.1%

$115.65

173.5

505.2

340.9

283.7

1,129.8

2,197.8

$3,327.6

3,861.3

6,729.3

8,175.1

2,406.1

17,310.5

74,809.8

92,120.3

4.2%

7.3%

8.9%

2.6%

18.8%

81.2%

100.0%

44.93

75.07

41.69

117.92

65.26

29.38

$36.12

PPA

$

(1.4%)

1.7%

2.6%

0.8%

29.7%

6.7%

4.5%

6.7%

05 vs 04

PPA

Incr/(Decr)

Free Cash Flow Investment
Strategy

Acquisitions

Stock repurchase program

Retain flexibility in utilizing remaining cash

2006 Financial Guidance

Before the required change in accounting for stock based compensation, guidance for 2006 is as follows and assumes completion of the $500 million share repurchase authorization announced on December 7, 2005:

Revenue growth of approximately 6.5% to 7.5% compared to 2005.

EBITDA margins of 26.0 to 26.5% of revenues.

Diluted EPS in the range of $3.15 to $3.25.

Operating cash flow of between $600 and $620 million.

Capital expenditures of between $100 and $115 million.

Net interest expense of approximately $47 million.

Bad debt rate of approximately 5.3% of sales.

We estimate that the implementation of the required change in accounting for stock based compensation will have an EBITDA impact of approximately $25 million and a diluted EPS impact of approximately $0.11.

Other Financial Information

For the Quarter and Year Ended December 31, 2005

Depreciation

Amortization

Capital expenditures

Bad debt as a percentage of sales

Q1

23.2

Zero coupon-subordinated notes

Cash flows from operations

Effective interest rate on debt:

5 1/2% Senior Notes (including
      effect of interest rate swap)

Days sales outstanding

YTD
2005

$

97.2

$

12.1

51.4

25.5

93.6

154.5

574.2

5.5%

5.4%

2.00%

2.00%

5.38%

5.38%

3.31%

4.87%

55

$

$

$

$

$

$

($ in millions)

Q2

24.1

$

13.1

20.2

86.5

5.3%

2.00%

5.38%

3.62%

55

$

$

$

Q3

24.2

$

13.1

25.7

172.0

5.3%

2.00%

5.38%

4.34%

$

$

$

Q4

25.7

$

13.1

22.2

161.2

5.3%

2.00%

5.38%

4.87%

54

$

$

$

Revolving credit facility
        (weighted average)

5 5/8% Senior Notes

--

5.75%

--

--

5.75%